Exhibit 10.6
                      Schedule of Executed Lease Agreements
                    By and Between Assisted Living Properties, Inc.

Assisted Living Properties, Inc., a wholly owned subsidairy of Sterling House Corporation, has entered into the following leases with Meditrust which vary only in the following material respects from Exhibit 10.5.

Location                                     Date of Lease
--------                                     -------------

725 Leslie Drive                               05/01/97
Kerrville, TX  78028

1029 Seminole Trail                            05/01/97
Carrolton, TX 75007